UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22535

Ares Dynamic Credit Allocation Fund, Inc.
(Exact name of registrant as specified in charter)

2000 Avenue of the Stars 12th Floor Los Angeles, California		90067
(Address of principal executive offices)		(Zip code)

Michael D. Weiner Daniel J. Hall 2000 Avenue of the Stars 12th Floor Los Angeles, California 90067
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(310) 201-4200

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2017

ITEM 1.   SCHEDULE OF INVESTMENTS.

Ares Dynamic Credit Allocation Fund, Inc.

Schedule of Investments

January 31, 2017 (Unaudited)

	Principal Amount	Value (a)
Senior Loans 41.2% (b)
Aerospace and Defense 1.2%
Engility Corporation, Term B-2 Loan, 5.75%, 08/12/2023	$1,341,176	$1,343,269
Square Holding Germany GmbH, Term Loan B, (Denmark), L+ 5.00%, 05/31/2023 (c)	€2,000,000	2,195,261
TransDigm, Inc., Tranche F Term Loan, 3.78%, 06/09/2023	$1,496,241	1,491,827
		5,030,357
Automotive 0.1%
CH Hold Corp., 2nd Lien Term Loan, L+ 7.25%, 02/01/2025 (c)	420,792	425,000

Banking, Finance, Insurance & Real Estate 3.1%
Asurion, LLC, 2nd Lien Term Loan, 8.50%, 03/03/2021	3,000,000	3,041,250
Asurion, LLC, Incremental B-5 Term Loan B, 4.75%, 11/03/2023	1,995,000	2,014,531
Avolon TLB Borrower 1 (Luxembourg) Sarl, B-2 Term Loan, L+ 2.75%, 01/20/2022 (c)	2,150,000	2,177,649
Gulf Finance, LLC, Tranche B Term Loan, 6.25%, 08/25/2023	1,496,250	1,512,455
JELD-WEN, Inc., Incremental Term B-2 Loan, 4.75%, 07/01/2022	3,960,000	3,981,463
		12,727,348
Beverage, Food and Tobacco 1.4%
Albertson’s, LLC, 2016-2 Term B-4 Loan, 3.78%, 08/25/2021	3,813,377	3,828,859
Candy Intermediate Holdings, Inc., Initial 1st Lien Term Loan, 5.50%, 06/15/2023	2,014,235	2,019,895
		5,848,754
Chemicals, Plastics & Rubber 2.2%
HII Holding Corporation, 2nd Lien Term Loan, 9.75%, 12/21/2020	1,500,000	1,496,250
HII Holding Corporation, U.S. 1st Lien Term Loan, 4.25%, 12/20/2019	996,925	999,418
Inovyn Finance PLC, Term Loan B, (Great Britain), 4.50%, 05/15/2021	€1,567,135	1,720,203
Kraton Polymers, LLC, Initial Term Loan, 5.00%, 01/06/2022	$3,500,000	3,540,845
PQ Corporation, Tranche B-1 Term Loan, 5.29%, 11/04/2022	1,240,671	1,256,440
		9,013,156
Construction & Building 0.4%
Fairmount Santrol Inc. (fka Fairmount Minerals, Ltd.), New Tranche B-2 Term Loan, L+ 3.50%, 09/05/2019 (c)	1,750,000	1,706,792

Consumer Goods: Durable 1.1%
Gardner Denver, Inc., Initial Dollar Term Loan, L+ 3.25%, 07/30/2020 (c)	1,500,000	1,481,745
Hamilton Sundstrand, Refinanced Term Loan, 4.00%, 12/13/2019	923,077	874,181
NBTY, Inc., USD Term B Loan, 5.00%, 05/05/2023	1,246,867	1,254,274
Silver II US Holdings, LLC, Initial Term Loan, L+ 3.00%, 12/13/2019 (c)	704,713	667,384
		4,277,584
Consumer Goods: Non-Durable 0.4%
G-III Apparel Group, Ltd., Initial Term Loan, 6.25%, 12/01/2022	1,773,399	1,737,931

Containers, Packaging & Glass 0.8%
Berlin Packaging L.L.C, Initial 2nd Lien Term Loan, 7.75%, 09/30/2022	750,000	759,375
Fort Dearborn Holding Company, Inc., Initial 1st Lien Term Loan, 5.00%, 10/19/2023	1,875,000	1,898,438
Fort Dearborn Holding Company, Inc., Initial 2nd Lien Term Loan, 9.50%, 10/21/2024	625,000	635,937
		3,293,750
Energy: Oil & Gas 2.6%
California Resources Corporation, Initial Loan, 11.38%, 12/31/2021	1,925,000	2,164,451
Chesapeake Energy Corp., Class A Term Loan, 8.50%, 08/23/2021	3,500,000	3,826,655
MEG Energy Corp., Initial Term Loan, 3.75%, 03/31/2020	996,973	1,000,093
MEG Energy Corp., Term Loan, L+ 3.50%, 01/17/2023 (c)	423,276	424,600
Pardus Oil & Gas, LLC, 2nd Lien Term Loan, 5.00%, 05/13/2022 (d)	156,403	81,329
Pardus Oil & Gas, LLC, Tranche A 1st Lien Term Loan, 13.00%, 11/12/2021 (d)	298,969	298,969
Pardus Oil & Gas, LLC, Tranche B 1st Lien Term Loan, 13.00%, 11/12/2021 (d)(e)	107,898	—

	Principal Amount	Value (a)
Senior Loans (b) (continued)
Energy: Oil & Gas (continued)
Western Refining, Inc., 2016 Incremental Term Loan, 5.50%, 06/23/2023	$2,775,125	$2,787,280
		10,583,377
Healthcare & Pharmaceuticals 1.6%
Envigo Holdings, Inc., Term Loan, 9.39%, 04/29/2020	1,153,846	1,133,654
Financiere Verdi I S.A.S., Facility B, (France), 5.00%, 06/21/2023	€1,615,385	1,760,287
Immucor, Inc., Term B-2 Loan, 5.00%, 08/17/2018	$1,247,403	1,216,218
Press Ganey Holdings, Inc., Initial 2nd Lien Term Loan, 8.25%, 10/21/2024	705,094	716,552
Press Ganey Holdings, Inc., Initial Term Loan, 4.25%, 10/21/2023	1,750,000	1,753,290
		6,580,001
High Tech Industries 3.6%
Applied Systems, Inc., 2nd Lien Term Loan, 7.50%, 01/24/2022	2,000,000	2,008,120
Dell International, LLC, Term Loan B, 4.03%, 09/07/2023	2,174,877	2,184,120
Diebold, Inc., USD Term B Loan, 5.31%, 11/06/2023	1,427,525	1,446,554
Oberthur Technologies Holding SAS (fka OT Frenchco 1 SAS), Facility B-1 EUR, (France), 4.72%, 01/10/2024	€765,343	837,245
Oberthur Technologies Holding SAS (fka OT Frenchco 1 SAS), Term Loan EUR B-2, (France), 3.75%, 12/14/2023 (e)	1,234,657	16,913
ON Semiconductor Corp., 2016 Incremental Term Loan, 4.03%, 03/31/2023	$1,995,000	2,015,788
Optiv Security, Inc., 2nd Lien Term Loan, L+ 7.50%, 01/13/2025 (c)	666,667	676,667
Optiv Security, Inc., Term Loan, L+ 3.25%, 01/13/2024 (c)	1,344,086	1,351,371
Rocket Software, Inc., Term Loan, 10.50%, 10/11/2024	1,103,014	1,116,802
Rocket Software, Inc., Term Loan, 5.25%, 10/14/2023	1,252,791	1,266,885
Western Digital Corporation, USD Term Loan B, 4.53%, 04/29/2023	1,842,740	1,856,560
		14,777,025
Hotel, Gaming & Leisure 1.3%
Affinity Gaming, 2nd Lien Term Loan, L+ 8.25%, 09/23/2024 (c)	2,000,000	2,017,500
Mohegan Tribal Gaming Authority, Term Loan B, 5.50%, 10/13/2023	2,992,500	3,021,887
		5,039,387
Media: Advertising, Printing & Publishing 1.2%
A-L Parent, LLC, Initial Term Loan, 4.25%, 12/01/2023	1,166,667	1,175,417
F&W Media, Inc., Initial Term Loan, 10.75%, 06/30/2019 (d)	1,932,560	985,606
Lee Enterprises, Inc., Term Loan, 7.25%, 03/31/2019	429,773	429,773
LSC Communications, Inc., Term Loan B, 7.00%, 09/30/2022	966,667	972,708
Tribune Publishing Company, Initial Term Loan, 5.75%, 08/04/2021	1,420,000	1,416,450
		4,979,954
Media: Broadcasting & Subscription 1.4%
Intelsat Jackson Holdings S.A., Tranche B-2 Term Loan, (Luxembourg), 3.75%, 06/30/2019	2,500,000	2,459,075
Radiate Holdco, LLC, Term Loan, L+ 3.00%, 12/09/2023 (c)	486,111	489,679
Telesat Canada, Term Loan B-3, 4.78%, 11/17/2023	2,493,750	2,493,750
		5,442,504
Media: Diversified & Production 1.8%
Delta 2 (LUX) Sarl, Facility B-3 USD, (Luxembourg), 5.07%, 07/30/2021	1,500,000	1,507,290
Delta 2 (LUX) Sarl, 2nd Lien Term Loan, (Luxembourg), 8.07%, 07/29/2022	1,000,000	1,003,750
Equinox Holdings, Inc., 2nd Lien Term Loan, 9.75%, 07/31/2020	1,375,000	1,385,313
Equinox Holdings, Inc., Initial Term Loan, 5.00%, 01/31/2020	3,211,938	3,234,678
		7,131,031
Metals & Mining 1.3%
Murray Energy Corporation, Term Loan B-2, 8.25%, 04/16/2020	4,981,414	4,719,889
Zekelman Industries, Inc., Term Loan, 6.00%, 06/14/2021	597,000	600,236
		5,320,125

	Principal Amount	Value (a)
Senior Loans (b) (continued)
Printing and Publishing 0.5%
Dex Media, Inc., Closing Date Loan, L+ 10.00%, 07/29/2021 (c)	$2,022,884	$2,027,941

Retail 6.2%
Academy, Ltd., Initial Term Loan, 5.04%, 07/01/2022	2,493,299	2,173,334
Action Holding B.V., Facility B, (Netherlands) Term Loan, 4.25%, 02/25/2022	€650,000	715,033
BJ’s Wholesale Club, Inc., 2nd Lien Term Loan, L+ 7.50%, 01/27/2025 (c)	$1,724,138	1,741,379
GOBP Holdings, Inc., 1st Lien Term Loan, 5.00%, 10/21/2021	2,217,675	2,225,991
GOBP Holdings, Inc., 2nd Lien Term Loan, 9.25%, 10/21/2022	1,750,000	1,748,548
Harbor Freight Tools USA, Inc., Initial 2nd Lien Loan, 3.78%, 08/19/2023	3,683,722	3,698,862
J.C. Penney Corp., Inc., Initial Loan, 5.25%, 06/23/2023	2,468,750	2,464,899
Petco Animal Supplies, Inc., Term Loan B-1, 4.29%, 01/26/2023	2,475,000	2,440,078
Rite Aid Corporation, 2nd Priority Tranche 1 Term Loan, 5.75%, 08/21/2020	4,170,000	4,180,425
Rite Aid Corporation, Tranche 2 Term Loan, 4.88%, 06/21/2021	3,575,000	3,587,298
True Religion Apparel, Inc., Initial 2nd Lien Term Loan, 11.00%, 01/30/2020 (d)	1,369,565	241,687
		25,217,534
Services: Business 4.9%
CASMAR (Australia) PTY, Ltd., Initial Term USD Loan, L+ 4.50%, 12/07/2023 (c)	886,847	897,932
Cypress Semiconductor Corp., 2016 Incremental Term Loan, 6.50%, 07/05/2021	2,437,500	2,483,203
LANDesk Software Group, Inc., Term Loan, L+ 4.25%, 01/20/2024 (c)	616,967	620,163
Micron Technology, Inc., Term Loan, 4.53%, 04/26/2022	1,741,250	1,764,252
Solera, LLC, USD Term Loan, 5.75%, 03/03/2023	1,488,750	1,503,846
Syncreon Global Finance (U.S.), Inc., Term Loan, 5.25%, 10/28/2020	3,483,071	3,047,687
Travelport Finance (Luxembourg) Sarl, Term Loan B, 4.25%, 09/02/2021	5,811,565	5,859,976
VWR Funding, Inc., Tranche B Term Loan, 3.00%, 01/15/2022	€2,656,392	2,911,405
Xerox Business Services, LLC, Term Loan B, 6.25%, 12/07/2023	$1,000,000	1,017,080
		20,105,544
Technology 0.6%
Allflex Holdings III, Inc., (U.S.), Initial 2nd Lien Term Loan, 8.00%, 07/19/2021	2,500,000	2,489,850

Telecommunications 0.9%
GTT Communications, Inc., Term Loan, 5.00%, 01/09/2024	625,000	632,812
Windstream Services, LLC, Tranche B-6 Term Loan, 4.77%, 03/29/2021	2,992,500	3,020,570
		3,653,382
Transportation: Consumer 1.0%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.25%, 04/28/2022	3,940,000	3,924,398

Utilities: Oil & Gas 1.6%
Alinta Energy Finance Pty, Ltd., Delayed Draw Term Loan, (Australia), 6.38%, 08/13/2018	407,757	409,286
Alinta Energy Finance Pty, Ltd., Term Loan B, (Australia), 6.38%, 08/13/2019	6,143,448	6,166,486
		6,575,772
Total Senior Loans (Cost: $165,149,061)		167,908,497

Corporate Bonds 65.1%
Aerospace and Defense 1.7%
Bombardier, Inc., 144A, (Canada), 8.75%, 12/01/2021	2,250,000	2,432,813
Engility Corp., 144A, 8.88%, 09/01/2024	1,600,000	1,712,000
Leidos, Inc., 7.13%, 07/01/2032	2,500,000	2,662,445
		6,807,258
Automotive 0.8%
Dana Financing Luxembourg Sarl, 144A, (Luxembourg), 6.50%, 06/01/2026	1,500,000	1,586,520
Navistar International Corporation, 8.25%, 11/01/2021	1,525,000	1,540,250
		3,126,770

	Principal Amount	Value (a)
Corporate Bonds (continued)
Banking, Finance, Insurance & Real Estate 3.4%
Builders FirstSource, Inc., 144A, 10.75%, 08/15/2023	$5,500,000	$6,373,125
Hillman Group, Inc., 144A, 6.38%, 07/15/2022	1,500,000	1,440,000
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corporation, 144A, 6.25%, 02/01/2022	1,000,000	1,007,500
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corporation, 144A, 6.75%, 02/01/2024	1,000,000	996,500
Summit Materials, LLC / Summit Materials Finance Corporation, 8.50%, 04/15/2022	3,500,000	3,885,000
		13,702,125
Beverage, Food and Tobacco 0.6%
Albertsons Cos, LLC, 144A, 6.63%, 06/15/2024	610,000	635,742
Iceland Bondco PLC, 144A, (Great Britain), 6.25%, 07/15/2021	£1,500,000	1,948,638
		2,584,380
Chemicals, Plastics & Rubber 3.0%
GCP Applied Technologies, 144A, 9.50%, 02/01/2023	$5,750,000	6,555,000
Kraton Polymers, LLC, 144A, 10.50%, 04/15/2023	1,750,000	1,990,625
PQ Corp., 144A, 6.75%, 11/15/2022	2,000,000	2,165,000
Tronox Finance, LLC, 6.38%, 08/15/2020	750,000	720,937
Tronox Finance, LLC, 144A, 7.50%, 03/15/2022	750,000	731,250
		12,162,812
Construction & Building 1.5%
Aer Cap Global Aviation Trust, 8.75%, 03/15/2017	4,000,000	4,032,280
Aer Cap Global Aviation Trust, 8.88%, 09/01/2017	2,000,000	2,080,000
		6,112,280
Consumer Goods: Durable 0.4%
NBTY, Inc., 144A, 7.63%, 05/15/2021	1,500,000	1,571,250

Containers, Packaging & Glass 4.3%
Albea Beauty Holdings S.A., 144A, (Luxembourg), 8.38%, 11/01/2019	5,365,000	5,572,894
Ardagh Packaging Finance PLC, 144A, (Ireland), 7.25%, 05/15/2024	3,000,000	3,213,750
BWAY Holding Co, 144A, 9.13%, 08/15/2021	1,525,000	1,639,375
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	3,350,000	3,785,500
Guala Closures SpA, 144A, (Italy), 4.75%, 11/15/2021 (f)	€3,000,000	3,337,161
		17,548,680
Energy: Oil & Gas 8.5%
Chesapeake Energy Corp., 144A, 8.00%, 01/15/2025	$513,000	525,504
Concho Resources, Inc., 5.50%, 04/01/2023	430,000	446,125
Denbury Resources, Inc., 5.50%, 05/01/2022	500,000	428,750
Denbury Resources, Inc., 144A, 9.00%, 05/15/2021	3,000,000	3,277,500
Energy Transfer Equity, L.P., 7.50%, 10/15/2020	3,135,000	3,519,037
EP Energy, LLC, 9.38%, 05/01/2020	1,250,000	1,250,000
EP Energy, LLC, 144A, 8.00%, 11/29/2024	1,000,000	1,080,000
Extraction Oil & Gas Holdings, LLC, 144A, 7.88%, 07/15/2021	3,000,000	3,210,000
Gibson Energy, Inc., 144A, (Canada), 6.75%, 07/15/2021	2,500,000	2,593,750
MEG Energy Corp., 144A, (Canada), 6.50%, 03/15/2021	2,000,000	2,053,400
MEG Energy Corp., 144A, (Canada), 6.50%, 01/15/2025	780,000	787,800
MEG Energy Corp., 144A, (Canada), 7.00%, 03/31/2024	1,500,000	1,410,000
Newfield Exploration Co, 5.63%, 07/01/2024	2,500,000	2,631,250
ONEOK, Inc., 7.50%, 09/01/2023	1,700,000	1,976,250
Rowan Cos, Inc., 144A, 7.38%, 06/15/2025	2,000,000	2,090,000
Targa Resources Partners L.P., 6.75%, 03/15/2024	2,250,000	2,458,125
Williams Cos, Inc., 7.88%, 09/01/2021	1,250,000	1,455,625
Williams Cos, Inc., 8.75%, 03/15/2032	1,250,000	1,598,438

	Principal Amount	Value (a)
Corporate Bonds (continued)
Energy: Oil & Gas (continued)
WPX Energy, Inc., 7.50%, 08/01/2020	$1,500,000	$1,627,500
		34,419,054
Healthcare & Pharmaceuticals 5.0%
BioScrip, Inc., 8.88%, 02/15/2021	3,250,000	2,551,250
DJO Finance, LLC,, 144A, 8.13%, 06/15/2021	2,500,000	2,162,500
Greatbatch, Ltd., 144A, 9.13%, 11/01/2023	2,145,000	2,238,844
HCA, Inc., 5.25%, 04/15/2025	1,500,000	1,578,750
HCA, Inc., 8.00%, 10/01/2018	1,500,000	1,635,000
IASIS Healthcare, LLC, 8.38%, 05/15/2019	3,000,000	2,857,500
Immucor, Inc., 11.13%, 08/15/2019	1,425,000	1,339,500
Kinetic Concepts, Inc., 144A, 9.63%, 10/01/2021	2,500,000	2,680,000
Valeant Pharmaceuticals International, Inc., 144A, 7.00%, 10/01/2020	2,125,000	1,923,125
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 6.13%, 04/15/2025	500,000	374,375
Valeant Pharmaceuticals International, Inc., 144A, (Canada), 6.75%, 08/15/2018	1,000,000	986,250
		20,327,094
High Tech Industries 2.1%
Diebold, Inc., 8.50%, 04/15/2024	1,100,000	1,201,750
Genesys Telecommunications Laboratories Inc, 144A, 10.00%, 11/30/2024	1,000,000	1,080,000
Microsemi Corporation, 144A, 9.13%, 04/15/2023	2,931,000	3,399,960
TIBCO Software, Inc., 144A, 11.38%, 12/01/2021	1,000,000	1,100,000
Western Digital Corp., 144A, 10.50%, 04/01/2024	1,500,000	1,766,250
		8,547,960
Hotel, Gaming & Leisure 2.2%
Jack Ohio Finance, LLC, 144A, 6.75%, 11/15/2021	1,000,000	1,022,500
Jack Ohio Finance, LLC, 144A, 10.25%, 11/15/2022	1,865,000	1,976,900
Jacobs Entertainment, Inc., 144A, 7.88%, 02/01/2024 (g)	275,000	282,906
MGM Resorts International, 8.63%, 02/01/2019	1,000,000	1,110,000
MGM Resorts International, 11.38%, 03/01/2018	2,000,000	2,190,000
Mohegan Tribal Gaming Authority, 144A, 7.88%, 10/15/2024	2,222,000	2,327,545
		8,909,851
Media: Advertising, Printing & Publishing 1.5%
EMI Music Publishing Group North America Holdings, Inc., 144A, 7.63%, 06/15/2024	1,400,000	1,529,500
Lee Enterprises, Inc., 144A, 9.50%, 03/15/2022	4,375,000	4,671,188
		6,200,688
Media: Broadcasting & Subscription 14.1%
Altice Financing S.A., 144A, (Luxembourg), 6.63%, 02/15/2023	1,000,000	1,047,500
Altice Financing S.A., 144A, (Luxembourg), 7.50%, 05/15/2026	2,000,000	2,110,000
Altice Financing S.A., 144A, (Luxembourg), 9.88%, 12/15/2020	2,500,000	2,634,375
Belo Corp., 7.25%, 09/15/2027	5,000,000	5,312,500
Block Communications, Inc., 144A, 7.25%, 02/01/2020	3,612,000	3,675,210
Cablevision Systems Corp., 8.63%, 09/15/2017	4,619,000	4,789,349
CSC Holdings, LLC, 8.63%, 02/15/2019	2,000,000	2,220,000
Lamar Media Corp., 5.38%, 01/15/2024	2,000,000	2,085,000
Midcontinent Communications, 144A, 6.88%, 08/15/2023	1,750,000	1,879,062
Nexstar Broadcasting, Inc., 6.88%, 11/15/2020	2,500,000	2,592,750
RCN Telecom Services, LLC, 144A, 8.50%, 08/15/2020	2,500,000	2,659,375
SFR Group SA, 144A, (France), 7.38%, 05/01/2026	5,000,000	5,131,250
Sinclair Television Group, Inc., 6.13%, 10/01/2022	2,000,000	2,091,260
Sinclair Television Group, Inc., 144A, 5.63%, 08/01/2024	500,000	508,750
Sirius XM Radio, Inc., 144A, 5.38%, 04/15/2025	1,500,000	1,526,250
Tribune Media Co, 5.88%, 07/15/2022	3,000,000	3,030,000

	Principal Amount	Value (a)
Corporate Bonds (continued)
Media: Broadcasting & Subscription (continued)
Virgin Media Secured Finance PLC, 144A, (Great Britain), 5.25%, 01/15/2026	$3,500,000	$3,511,795
WaveDivision Holdings, LLC, 144A, 8.13%, 09/01/2020	4,000,000	4,160,000
WaveDivision Holdings, LLC, 144A, PIK, 8.25%, 07/15/2019 (h)	1,000,000	1,015,000
Wide Open West Finance, LLC, 10.25%, 07/15/2019	5,327,000	5,616,682
		57,596,108
Media: Diversified & Production 1.2%
ClubCorp Club Operations, Inc., 144A, 8.25%, 12/15/2023	2,500,000	2,756,250
Life Time Fitness, Inc., 144A, 8.50%, 06/15/2023	2,000,000	2,100,000
		4,856,250
Metals & Mining 6.5%
Alcoa Nederland Holding B.V., 144A (Netherlands), 6.75%, 09/30/2024	1,000,000	1,081,875
Anglo American Capital PLC, 144A, (Great Britian), 9.38%, 04/08/2019	5,875,000	6,675,469
First Quantum Minerals, Ltd., 144A, (Canada), 7.00%, 02/15/2021	1,000,000	1,025,000
First Quantum Minerals, Ltd., 144A, (Canada), 7.25%, 10/15/2019	250,000	258,125
First Quantum Minerals, Ltd., 144A, (Canada), 7.25%, 05/15/2022	2,600,000	2,652,000
FMG Resources August 2006 Pty, Ltd., 144A, (Australia), 9.75%, 03/01/2022	5,250,000	6,090,000
Freeport-McMoRan Copper & Gold, Inc., 6.50%, 11/15/2020	1,500,000	1,537,500
Freeport-McMoRan Copper & Gold, Inc., 6.88%, 02/15/2023	750,000	781,875
Grinding Media, Inc., 144A, 7.38%, 12/15/2023	600,000	633,750
Hudbay Minerals, Inc., 144A, (Canada), 7.25%, 01/15/2023	544,000	575,280
Hudbay Minerals, Inc., 144A, (Canada), 7.63%, 01/15/2025	1,072,000	1,147,040
Teck Resources, Ltd., 144A, (Canada), 8.50%, 06/01/2024	1,500,000	1,745,625
Zekelman Industries, Inc., 144A, 9.88%, 06/15/2023	1,850,000	2,090,500
		26,294,039
Retail 2.6%
JC Penney Corporation, Inc., 8.13%, 10/01/2019	2,782,000	2,945,442
L Brands, Inc., 6.75%, 07/01/2036	2,500,000	2,412,500
L Brands, Inc., 8.50%, 06/15/2019	4,000,000	4,503,760
Rite Aid Corp., 144A, 6.13%, 04/01/2023	690,000	718,463
		10,580,165
Services: Business 1.8%
Ashtead Capital, Inc., 144A, 6.50%, 07/15/2022	2,000,000	2,092,500
Conduent Finance, Inc., 144A, 10.50%, 12/15/2024	1,750,000	1,970,937
Solera, LLC, 144A, 10.50%, 03/01/2024	3,000,000	3,412,500
		7,475,937
Telecommunications 2.9%
Digicel Group, Ltd., 144A, (Bermuda), 8.25%, 09/30/2020	2,750,000	2,437,187
Frontier Communications Corp., 11.00%, 09/15/2025	2,250,000	2,275,313
Sprint Capital Corp., 6.90%, 05/01/2019	1,000,000	1,067,500
Sprint Communications, Inc., 9.13%, 03/01/2017	2,000,000	2,010,400
Sprint Corp., 7.63%, 02/15/2025	1,000,000	1,071,875
T-Mobile USA, Inc., 6.63%, 04/28/2021	3,000,000	3,127,500
		11,989,775
Utilities: Electric 1.0%
Dynegy, Inc., 7.63%, 11/01/2024	1,250,000	1,190,625
Dynegy, Inc., 144A, 8.00%, 01/15/2025	1,500,000	1,440,000
NRG Energy, Inc., 7.88%, 05/15/2021	142,000	147,325

	Principal Amount	Value (a)
Corporate Bonds (continued)
Utilities: Electric (continued)
NRG Energy, Inc., 144A, 7.25%, 05/15/2026	$1,375,000	$1,438,594
		4,216,544
Total Corporate Bonds (Cost: $256,781,369)		265,029,020

Collateralized Loan Obligations (j) 37.5%
AMMC CLO XIII, Ltd., (Cayman Islands), 5.84%, 01/26/2026 (f)	3,000,000	2,863,956
AMMC CLO XIV, Ltd., (Cayman Islands), 5.84%, 07/27/2026 (f)	1,500,000	1,405,596
Apidos CLO XI, (Cayman Islands), 8.67%, 01/17/2028 (f)	1,500,000	1,507,038
Apidos CLO XII, (Cayman Islands), 5.42%, 04/15/2025 (f)	2,000,000	1,924,236
Apidos CLO XVI, (Cayman Islands), 5.53%, 01/19/2025 (f)	2,000,000	1,894,346
Atlas Senior Loan Fund III, Ltd., (Cayman Islands), 08/18/2025	1,500,000	807,047
Atlas Senior Loan Fund IV, Ltd., (Cayman Islands), 5.61%, 02/17/2026 (f)	2,000,000	1,876,692
Atlas Senior Loan Fund VI, Ltd., (Cayman Islands), 6.22%, 10/15/2026 (f)	1,000,000	941,439
Atrium CLO VII, (Cayman Islands), 11/16/2022	1,600,000	224,000
Atrium XI, (Cayman Islands), 5.98%, 10/23/2025 (f)	5,590,000	5,408,006
Babson CLO, Ltd., 2013-II, (Cayman Islands), 5.52%, 01/18/2025 (f)	2,000,000	1,870,352
Canyon Capital CLO 2015-1, Ltd., (Cayman Islands), 6.47%, 04/15/2027 (f)	1,500,000	1,424,631
Carlyle Global Market Strategies CLO 2013-4, Ltd., (Cayman Islands), 10/15/2025	1,259,000	758,551
Carlyle Global Market Strategies CLO 2014-1, Ltd., (Cayman Islands), 5.47%, 04/17/2025 (f)	5,000,000	4,741,195
Cedar Funding IV CLO, Ltd., (Cayman Islands), 10/23/2026	4,000,000	2,967,672
Cedar Funding V CLO, Ltd., (Cayman Islands), 07/17/2028	1,500,000	1,378,544
Cedar Funding VI CLO, Ltd., (Cayman Islands), 10/20/2028	2,000,000	2,006,200
Cent CLO XVIII, Ltd., (Cayman Islands), 5.64%, 07/23/2025 (f)	3,000,000	2,777,352
Cent CLO XXIII, Ltd., (Cayman Islands), 6.42%, 04/17/2026 (f)	2,750,000	2,634,049
Clear Creek CLO, Ltd., (Cayman Islands), 6.78%, 04/20/2027 (f)	1,000,000	977,442
Denali Capital CLO XI, Ltd., 2015-1A D, (Cayman Islands), 6.48%, 04/20/2027 (f)	1,000,000	939,607
Denali Capital CLO XI, Ltd., 2015-1A E, (Cayman Islands), 6.98%, 04/20/2027 (f)	2,000,000	1,679,974
Denali Capital CLO XI, Ltd., 2015-1X D, (Cayman Islands), 6.33%, 04/20/2027 (f)	460,000	432,219
Denali Capital CLO XII, Ltd., 2016-1A E, (Cayman Islands), 8.63%, 04/15/2028 (f)	5,000,000	5,016,760
Dorchester Park CLO, Ltd., (Ireland), 6.28%, 01/20/2027 (f)	625,000	632,816
Dorchester Park CLO, Ltd., (Ireland), 7.13%, 01/20/2027 (f)	4,000,000	3,732,220
Dryden XLII Senior Loan Fund, (Cayman Islands), 8.27%, 07/15/2027 (f)	1,500,000	1,505,035
Dryden XXXVII Senior Loan Fund, (Cayman Islands), 6.42%, 04/15/2027 (f)	1,250,000	1,228,779
Flatiron CLO 2013-1, Ltd., (Cayman Islands), 5.92%, 01/17/2026 (f)	1,750,000	1,660,174
Galaxy XIX CLO, Ltd., (Cayman Islands), 6.14%, 01/24/2027 (f)	800,000	739,245
Galaxy XX CLO, Ltd., (Cayman Islands), 6.53%, 07/20/2027 (f)	3,500,000	3,371,728
Goldentree Loan Opportunities VI, Ltd., (Cayman Islands), 04/17/2022 (d)	1,500,000	—
Goldentree Loan Opportunities X, Ltd., (Cayman Islands), 6.23%, 07/20/2027 (f)	1,500,000	1,447,434
Goldentree Loan Opportunities XI, Ltd., (Cayman Islands), 6.57%, 04/18/2027 (f)	1,000,000	997,137
Greywolf CLO II, Ltd., (Cayman Islands), 5.72%, 04/15/2025 (f)	1,500,000	1,442,592
Halcyon Loan Advisors Funding 2013-1, Ltd., (Cayman Islands), 4.52%, 04/15/2025 (f)	4,000,000	3,926,684
Halcyon Loan Advisors Funding 2015-1, Ltd., (Cayman Islands), 6.53%, 04/20/2027 (f)	750,000	675,018
Halcyon Loan Advisors Funding 2015-3, Ltd., (Cayman Islands), 6.97%, 10/18/2027 (f)	2,500,000	2,384,225
Jamestown CLO IV, Ltd., (Cayman Islands), 6.02%, 07/15/2026 (f)	2,000,000	1,767,626
Jamestown CLO VI, Ltd., (Cayman Islands), 5.66%, 02/20/2027 (f)	900,000	819,253
LCM XII, L.P., (Cayman Islands), 10/19/2022	1,000,000	549,520
LCM XIII, L.P., (Cayman Islands), 01/19/2023	1,775,000	1,282,209
LCM XV, L.P., (Cayman Islands), 08/25/2024	5,875,000	3,055,740
LCM XXIII, Ltd., (Cayman Islands), 10/20/2029	3,100,000	2,770,696
LCM XXIII, Ltd., (Cayman Islands), 8.10%, 10/20/2029 (f)	3,000,000	3,029,721
Madison Park Funding IV, Ltd., (Cayman Islands), 03/22/2021	3,700,000	4,816,197
Madison Park Funding XII, Ltd., (Cayman Islands), 07/20/2026	4,000,000	3,145,168
Madison Park Funding XIII, Ltd., (Cayman Islands), 5.88%, 01/19/2025 (f)	5,250,000	5,087,229
Madison Park Funding XIV, Ltd., (Cayman Islands), 5.78%, 07/20/2026 (f)	2,750,000	2,603,216
Magnetite XIV, Ltd., (Cayman Islands), 7.52%, 07/18/2028 (f)	4,000,000	3,694,028

	Principal Amount	Value (a)
Collateralized Loan Obligations (j) (continued)
Mountain Hawk III CLO, Ltd., (Cayman Islands), 5.87%, 04/18/2025 (f)	$2,000,000	$1,742,802
Nautique Funding, Ltd., (Cayman Islands), 04/15/2020	1,300,000	26,510
Northwoods Capital X, Ltd., (Cayman Islands), 5.48%, 11/04/2025 (f)	2,000,000	1,870,858
Northwoods Capital XI, Ltd., (Cayman Islands), 4.47%, 04/15/2025 (f)	2,500,000	2,389,827
Oaktree CLO, Ltd. 2015-1A, (Cayman Islands), 10/20/2027	4,000,000	3,036,016
Octagon Investment Partners XVIII, Ltd., (Cayman Islands), 6.16%, 12/16/2024 (f)	2,600,000	2,520,242
OHA Credit Partners VII, Ltd., (Cayman Islands), 11/20/2023	2,000,000	1,478,090
OHA Credit Partners VII, Ltd., (Cayman Islands), 8.32%, 11/20/2027 (f)	2,700,000	2,733,599
OHA Loan Funding 2013-1, Ltd., (Cayman Islands), 07/23/2025	3,000,000	2,089,329
OZLM Funding V, Ltd., (Cayman Islands), 5.77%, 01/17/2026 (f)	2,900,000	2,775,019
OZLM VII, Ltd., (Cayman Islands), 6.02%, 07/17/2026 (f)	2,750,000	2,622,562
OZLM XI, Ltd., (Cayman Islands), 6.44%, 01/30/2027 (f)	2,000,000	1,950,200
OZLM XIV, Ltd., (Cayman Islands), 7.37%, 01/15/2029 (f)	4,500,000	4,501,845
Steele Creek CLO 2014-1, Ltd., (Cayman Islands), 4.31%, 08/21/2026 (f)	2,450,000	2,376,547
THL Credit Wind River 2015-2 CLO, Ltd., (Cayman Islands), 6.72%, 10/15/2027 (f)	4,000,000	3,894,216
THL Credit Wind River 2016-1 CLO, Ltd., (Cayman Islands), 8.52%, 07/15/2028 (f)	3,500,000	3,538,192
TICP CLO III, Ltd, (Cayman Islands), 6.43%, 01/20/2027 (f)	4,000,000	3,691,388
Venture XIII CLO, Ltd., (Cayman Islands), 6.25%, 06/10/2025 (f)	1,500,000	1,485,348
West CLO 2013-1, Ltd., (Cayman Islands), 11/07/2025	500,000	246,939
West CLO 2013-1, Ltd., (Cayman Islands), 4.53%, 11/07/2025 (f)	3,000,000	2,991,024
Total Collateralized Loan Obligations (Cost: $140,289,823)		152,781,147

	Shares
Common Stocks 1.9% (i)
Energy: Oil & Gas 1.6%
Energy & Exploration Partners, LLC, (d)	402	6,030
Halcon Resources Corp.,	292,519	2,468,860
Templar Energy, LLC, Class A Common Equity,	145,457	1,090,926
Templar Energy, LLC, Class A Preferred Equity,	212,182	2,970,548
		6,536,364
Printing and Publishing 0.1%
Dex Media, Inc.,	266,744	640,186

Services: Business 0.2%
Affinion Group Holdings, Inc.,	87,683	701,464
Total Common Stocks (Cost: $15,070,035)		7,878,014
Warrants 0.0%
Energy: Oil & Gas 0.0%
Midstates Petroleum Company, Inc., (i)	17,882	8,941

Total Investments - 145.7% (Cost: $577,290,288)		$593,605,619
Liabilities in Excess of Other Assets - (45.7%)		(186,147,926)
Net Assets - 100.0%		$407,457,693

Footnotes:

(a)         Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates. All investments are in United States enterprises unless otherwise noted.

(b)         Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule. Stated interest rates in this schedule represents the “all-in” rate as of January 31, 2017.

(c)          This position or a portion of this position represents an unsettled loan purchase. The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(d)         Security valued at fair value using methods determined in good faith by or under the direction of the board of directors.

(e)          Reported net of unfunded commitments, reduced by any upfront payments received if purchased at a discount, see Note 2.

(f)           Variable rate coupon rate shown as of January 31, 2017.

(g)          When-Issued or delayed delivery security based on typical market settlement convention for such security.

(h)         Pay-In-Kind security (PIK), which may pay interest/dividends in additional par/shares.

(i)             Non-income producing security as of January 31, 2017.

(j)            Collateralized Loan Obligations are all issued as 144A securities.

As of January 31, 2017, the aggregate cost of securities for Federal income tax purposes was $579,678,311.

Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$27,023,730
Gross unrealized depreciation	(13,096,422)
Net unrealized appreciation	$13,927,308

Abbreviations:

144A Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

CLO  Collateralized Loan Obligation

Currencies:

€                 Euro Currency

£                 British Pounds

$                 U.S. Dollars

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments

January 31, 2017 (Unaudited)

(1) Organization

Ares Dynamic Credit Allocation Fund, Inc.  (NYSE: ARDC) (“ARDC” or “Fund”) is a corporation incorporated under the laws of the State of Maryland and registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’), as a closed-end, non-diversified, management investment company, and intends to qualify each year to be treated as a Regulated Investment Company (“RIC”), under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund commenced operations on November 27, 2012.  Ares Capital Management II LLC (the ‘‘Adviser’’) serves as the investment adviser to the Fund.

Investment Objective and Policies

The Fund’s investment objective is to seek an attractive risk adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in a broad, dynamically managed portfolio of (i) senior secured loans (“Senior Loans”) made primarily to companies whose debt is rated below investment grade, (ii) corporate bonds (“Corporate Bonds”) that are primarily high yield issues rated below investment grade, (iii) other fixed-income instruments of a similar nature that may be represented by derivatives, and (iv) securities issued by entities commonly referred to as collateralized loan obligations (“CLOs”) and other asset-backed securities. The Fund’s investments in CLOs may include investments in subordinated tranches of CLO securities. The Adviser will dynamically allocate the Fund’s portfolio among investments in the various targeted credit markets, to seek to manage interest rate and credit risk and the duration of the Fund’s portfolio.

(2) Significant Accounting Policies

Basis of Presentation

The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to investment companies. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their estimated value, as described in Note 3.

Revolving loan, bridge loan and delayed draw term loan agreements

For investment purposes, the Fund has entered into certain loan commitments which may include revolving loan, bridge loan, partially unfunded term loan and delayed draw term loan agreements (“unfunded loan commitments”). Unfunded loan commitments purchased at a discount/premium may include cash received/paid for the amounts representing such discounts/premiums. Unfunded loan commitments are agreements to participate in the lending of up to a specified maximum amount for a specified period. As of January 31, 2017, the fair value of the loans disclosed in the Schedule of Investments does not include unfunded loan commitments, which total $107,898 and €1,234,657.

Interest Income

Interest income is recorded on the accrual basis to the extent that such amounts are expected to be collected, and adjusted for accretion of discounts and amortization of premiums. The Fund may have investments that contain payment-in-kind (“PIK”) provisions. The PIK interest, computed at the contractual rate specified, is added to the principal balance and adjusted cost of the investments and recorded as interest income.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for PIK interest and the accretion of discounts and amortization of premiums.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (Continued)

January 31, 2017 (Unaudited)

Investment Transactions, Related Investment Income and Expenses

Investment transactions are accounted for on the trade date. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is earned from settlement date and is recorded on the accrual basis. Realized gains and losses are reported on the specific identification method. Expenses are recorded on the accrual basis as incurred.

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included within the net realized and unrealized gain on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at year end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Dividends to Shareholders

The Fund intends to make regular monthly cash distributions of all or a portion of its net investment income available to common shareholders. The Fund intends to pay common shareholders at least annually all or substantially all of its net investment income. The Fund intends to pay any capital gains distributions at least annually. Dividends to shareholders are recorded on the ex-dividend date.

The distributions for any full or partial year might not be made in equal amounts, and one distribution may be larger than another. The Fund will make distributions only if authorized by its board of directors and declared by the Fund out of assets legally available for these distributions. The Fund may pay a special distribution at the end of each calendar year. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital to shareholders, which would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratios. If the Fund distributes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The board of directors may elect to change the Fund’s distribution policy at any time.

Commitments

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (Continued)

January 31, 2017 (Unaudited)

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC Topic 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•                  Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access

•                  Level 2 — Valuations based on quoted prices in markets that are not active or which all significant inputs are observable either directly or indirectly

•                  Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement

The fair value of the Fund’s investments are primarily estimated based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs. The Fund’s custodian obtains prices from independent pricing services based on an authorized pricing matrix as approved by the Fund’s board of directors. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. As part of its internal controls, the Adviser obtains, reviews and tests information to corroborate prices received from third-party pricing sources. The main inputs into the Adviser’s valuation model for these Level 3 securities include earnings multiples (based on the historical earnings of the issuer) and discounted cash flows. The Adviser may also consider original transaction price, recent transactions in the same or similar instruments and completed third-party transactions in comparable instruments, as well as other liquidity, credit and market risk factors. Models will be adjusted as deemed necessary by the Adviser.

Senior loans and corporate bonds: The fair value of senior loans and corporate bonds are estimated based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs and are generally classified within Level 2 or 3. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. If the pricing services are only able to obtain a single broker quote or utilize a pricing model the securities will be classified as Level 3. If the pricing services are unable to provide prices, the Adviser will attempt to obtain one or more broker quotes directly from a dealer and price such securities at the last bid price obtained; such securities are classified as Level 3.

Collateralized loan obligations: The fair value of CLOs is estimated based on various valuation models of third-party pricing services, as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

The following is a summary of the inputs used as of January 31, 2017, in valuing the Fund’s investments carried at fair value:

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (Continued)

January 31, 2017 (Unaudited)

	Level 1 - Quoted Prices ($)	Level 2 - Other Significant Observable Inputs ($)	Level 3 - Significant Unobservable Inputs ($)	Total ($)
Senior Loans	—	154,753,799	13,154,698	167,908,497
Corporate Bonds	—	265,029,020	—	265,029,020
Collateralized Loan Obligations	—	—	152,781,147	152,781,147
Common Stock	2,468,860	4,762,938	646,216	7,878,014
Warrants	—	—	8,941	8,941
Total Investments	2,468,860	424,545,757	166,591,002	593,605,619

The following is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the period ended January 31, 2017:

	Senior Loans ($)	Corporate Bonds ($)	Collateralized Loan Obligations ($)	Common Stock ($)	Warrants ($)	Total ($)
Balance as of 10/31/16	16,689,470	3,418,626	139,112,685	4,722,098	—	163,942,879
Purchases (a)	2,621,063	—	12,651,150	—	1,231,130	16,503,343
Sales (b)	(1,262,297)	(3,419,169)	(9,636,850)	(151,100)	—	(14,469,416)
Realized gain/ (loss) and net change in unrealized appreciation/(depreciation)	(321,328)	(25,362)	10,356,962	838,156	(1,222,189)	9,626,239
Accrued discounts/(premiums)	7,672	25,905	297,200	—	—	330,777
Transfers in to Level 3	4,500,703	—	—	—	—	4,500,703
Transfers out of Level 3	(9,080,585)	—	—	(4,762,938)	—	(13,843,523)
Balance as of 01/31/17	13,154,698	—	152,781,147	646,216	8,941	166,591,002
Net change in unrealized appreciation/(depreciation) from Investments held as of 01/31/17	(361,637)	—	9,784,253	(94,185)	(1,222,189)	8,106,242

Investments were transferred into and out of Level 3 and into and out of Level 2 during the period ended January 31, 2017 due to changes in the quantity and quality of information obtained to support the value of each investment as assessed by the Adviser.

(a) Purchases include PIK interest and securities received from restructures.

(b) Sales include principal redemptions.

Ares Dynamic Credit Allocation Fund, Inc.

Notes to Schedule of Investments (Continued)

January 31, 2017 (Unaudited)

The valuation techniques used by the Adviser to measure fair value as of January 31, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs. The valuation techniques and significant amounts of unobservable inputs used in the valuation of the Fund’s Level 3 securities are outlined in the table below.

	Fair Value	Valuation Technique	Unobservable Inputs	Range
Assets
Investments in securities
Senior Loans	$11,547,107	Broker quotes and/or 3rd party pricing services	N/A	N/A
	985,606	EV Market Multiple Analysis	EBITDA Multiple	4.0x-7.5x
	380,298	Yield Analysis	Market Yield	15%
	241,687	Other	Expected Proceeds	N/A
Total Senior Loans	13,154,698
Collateralized Loan Obligations	152,781,147	Broker quotes and/or 3rd party pricing services	N/A	N/A
Common Stock	640,186	Broker quotes and/or 3rd party pricing services	N/A	N/A
	6,030	Discounted Cash Flow Analysis	Discount Rate	10%
Total Common Stock	646,216
Warrants	8,941	Broker quotes and/or 3rd party pricing services	N/A	N/A
Total Level 3 Investments	$166,591,002

There were no transfers between Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

ITEM 2. CONTROLS AND PROCEDURES.

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective at a reasonable level of assurance based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report on Form N-Q as required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)  There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

The following exhibits are attached to this Form N-Q:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

3 (a) (1)	Certification of Principal Executive Officer pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002
3 (a) (2)	Certification of Principal Financial Officer pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Ares Dynamic Credit Allocation Fund, Inc.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date: March 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Seth J. Brufsky
Seth J. Brufsky
President and Chief Executive Officer

Date: March 31, 2017

By:	/s/ Penni F. Roll
Penni F. Roll
Chief Financial Officer

Date: March 31, 2017